                                                                   EXHIBIT 10.14


INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, IS OMITTED AND IS NOTED WITH **. A COPY OF THIS AGREEMENT, INCLUDING ALL INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               SERVICE AGREEMENT
                                      FOR
                                CONSUMER RESALE

     This Agreement is made this 31 day of August 1999, by and between Credit Comm. Services (hereinafter referred to as "Customer") and Trans Union Corporation (hereinafter referred to as "Trans Union") to provide for credit reporting services.

     WHEREAS, Customer is in the business of providing consumer reports and other related services to consumers; and

     WHEREAS, Customer desires to make Trans Union consumer credit reports and other services available to consumers for a fee.

     NOW THEREFORE, in consideration of the premises and the mutual benefits expressed herein, the parties agree as follows:

I. Customer Responsibilities

     A. Customer shall obtain Trans Union consumer reports in order to market the reports, with added services, to consumers, as individual reports or as merged reports with the like reports received from other consumer reporting agencies, and for no other purpose. Customer recognizes that the Federal Fair Credit Reporting Act prohibits obtaining consumer reports under false pretenses, and hereby certifies that it shall obtain reports only for the purpose stated herein. All advertising or promotional materials used to promote the sale of credit reports to consumers shall be submitted to Trans Union for prior approval, which approval shall not be unreasonably withheld.

     B. Customer shall not resell reports or information from reports obtained from Trans Union to anyone other than the subject of the report. Customer shall maintain strict identification systems to assure that no report or information therefrom is returned or provided to anyone other than the subject of the report. If it determines that any report or information therefrom as provided to a party other than the subject of the report, it shall immediately notify Trans Union.

     C. Customer may advertise its services on the internet or another proprietary computer system. However, reports may not be sold or delivered over a computer network. In the event Customer believes that adequate security has been established to permit on line network or internet access, with no risk of a party other than the appropriate party obtaining an individual's consumer report, Customer shall apply to Trans Union for approval of its security procedures, Approval must then be obtained from Trans Union's computer access Security Department, in writing, before any such deliveries of consumer reports can occur. Failure to obtain such prior approval shall result in termination of this Agreement.

     D. Customer shall not charge consumers for the Trans Union report more than is permitted by federal or state law, and no more than $8.00 to consumers residing in the following states: Alabama, Arkansas, California, Connecticut, Florida, Idaho, Illinois,

Michigan, Missouri, Nevada, New Hampshire, New Mexico, New York, Ohio, Pennsylvania, Texas and Washington. This limitation on consumer fees is not intended to restrict Customer's right to sell additional services or features, including explanatory material, for added fees, or to bundle Trans Union's report with that from other consumer reporting agencies for additional fees.

     E. Customer shall establish a toll free telephone line for consumers to call with questions regarding their reports obtained from Customer, and shall provide adequate staffing to provide satisfactory telephone service to consumers. All personnel of Customer interfacing with consumers shall have adequate training according to the standards established for consumer interviewers by the Associated Credit Bureaus.

     F. Trans Union reserves the right to terminated this Agreement at any time with or without notice, if any reports are purchased by Customer for purposes other than the purposes stated herein, or if the provisions of this Agreement, and requirements on Customer are not performed.

     G. In the event any consumer disputed the accuracy of any information in his or her Trans Union consumer report, the parties shall coordinate their activities, such that the information can be reinvestigated by Trans Union and corrected.

II.  Trans Union Responsibilities.

     A. Trans Union shall maintain credit information on individuals as furnished by its subscribers or obtained from other available sources.

     B. Trans Union shall use good faith in obtaining and assembling such information from sources deemed reliable, but does not guarantee the accuracy of any information reported, and TRANS UNION MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, RESPECTING THE ACCURACY OF ANY TRANS UNION CREDIT INFORMATION FURNISHED BY TRANS UNION TO CUSTOMER. IN NO EVENT SHALL TRANS UNION BE LIABLE TO CUSTOMER IN NAY MANNER WHATSOEVER FOR ANY LOSS OR INJURY TO CUSTOMER RESULTING FORM THE OBTAINING OR FURNISHING OF CREDIT REPORTS AND, FURTHER, CUSTOMERS AGREES TO HOLD TRANS UNION HARMLESS AND INDEMNIFY IT FROM ANY AND ALL CLAIMS, LOSSES AND DAMAGES ARISING OUT OF THE ISSUANCE OF SUCH REPORTS OR THE FAILURE OF CUSTOMER TO KEEP AND PERFORM ANY OF ITS OBLIGATION DESCRIBED HEREIN.

III. Fees and Charges.

     A. Customer shall pay to Trans Union for each access to Trans Union's database, the price for the report stated in an addendum hereto, which price may be changed from time to time by Trans Union upon a prior thirty day notice.

     B. Trans Union shall provide monthly invoices to Customer for all access to Trans Union's database, and such invoices shall be paid by Customer within thirty (30) days of receipt. Past due amounts shall accrue interest at the rate of 1.5% per month. If collection efforts are required, Customer shall be liable for all cost of collection, including reasonable attorney's fees.

IV. Miscellaneous

     A. This Agreement shall remain in force and effect for one (1) year from the date hereof, and thereafter, from year to year, on the same basis as set forth herein except that either party may cancel this Agreement at any time upon notice at least sixty (60) days prior to the termination date, and Trans Union may cancel at any time if it determines that the requirements of this Agreement or any law have not been met, if reports are purchased contrary to the conditions stated herein, of if any invoice remains unpaid for thirty days after the due date.

     B. The parties hereto agree that this instrument is the full and complete Agreement between them regarding the furnishing of credit information, supersedes all prior agreements or discussions, and is not to be altered, varied, or enlarged upon any verbal promises, statements, or representations not expressed herein.

     C. The parties acknowledge the special and unique purposes of this Agreement and, therefore, agree that, notwithstanding any other provisions to the contrary contained in this Agreement, neither this Agreement nor any of the rights or obligations hereunder shall be assignable by Customer without the prior written consent of Trans Union.

     D. Notwithstanding any provisions to the contrary herein contained, no party hereto shall be liable to the other party for any delay or interruption in performance as to any obligation hereunder resulting from governmental emergency orders, judicial or governmental action, emergency regulations, sabotage, riots, vandalism, labor strikes or disputes, acts of God, fires, electrical failure, major computer hardware or software failures, equipment delivery delays, acts of third parties, or any other cause, if such delay or interruption in performance is beyond its reasonable control.

     E. Each of the parties to this Agreement are independent contractors and nothing contained in this Agreement shall be construed as creating joint venture, partnership, licensor-licensee, principal-agent or mutual agency relationship between or among the parties hereto and no party shall, by virtue of this Agreement, have any right or power to create any obligation, express or implied, on behalf of any other party. No party, nor any employee of a party, shall be deemed to be an employee of the other party by virtue of this Agreement.

Agreed to on the date first above written.


                                        Customer: /s/ Credit Comm Services
                                                 -------------------------

Trans Union Corporation:


By: /s/ Robert Butler                   By: /s/ Michael Stanfield
   ---------------------------             -------------------------------
         VP/AS

                                    PRICING
                                  ADDENDUM TO
                               SERVICE AGREEMENT
                                 BY AND BETWEEN
                                TRANS UNION LLC
                                      AND
                                 INTERSECTIONS
                           --------------------------



     This Pricing Addendum, executed this 28th day of February, 2003, by and between Trans Union LLC (Trans Union) and Intersections ("CUSTOMER"), is intended to establish the pricing for credit reports and related products and services provided to CUSTOMER by Trans Union under the Service Agreement and other ancillary product agreements in effect between the parties.

     1. The following pricing shall be effective during the term of this agreement:


               **

               ----------
               ** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.


     2. The term of this Pricing Addendum will begin on March 26, 2003, and shall expire March 25, 2005 (2) year from that date. If new pricing has not been agreed to in writing, or if the term of this Pricing Addendum has not been extended by written agreement, then upon expiration of this Pricing Addendum the pricing herein shall remain in effect on a month to month basis.

     3. The pricing terms contained herein shall inure to the benefit of CUSTOMER and those subsidiaries and affiliates of CUSTOMER identified on Exhibit A hereto. In the event that CUSTOMER is acquired by or merged with another entity, or CUSTOMER acquires another entity, and such acquisition or merger materially affects CUSTOMER'S anticipated volumes, Trans Union reserves the right to request the re-negotiation of this Pricing Agreement upon 30 days prior written notice, and if new pricing terms cannot be agreed to, Trans Union may terminate this Pricing Agreement upon 30 days prior written notice.

     4. In the event that Trans Union's cost of rendering service increases as a result of federal, state or local laws, ordinances or other regulatory, administrative or governmental acts, Trans Union at its option may, upon sixty
(60) days prior written notice to CUSTOMER, increase the fees charged to CUSTOMER hereunder in proportion to the increased costs incurred by Trans Union for the credit reports pertaining to consumers in the geographic area affected by the change in law, ordinance or other regulatory, administrative or governmental act. **

----------
** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

     All other terms and conditions of the Service Agreement and ancillary agreements shall remain in full force and effect, except that the Service Agreement may not be terminated by CUSTOMER during the term of this Pricing Addendum except for cause.

     Agreed to on the date first written above.

Trans Union LLC                    CUSTOMER

By: /s/ Robert Butler              By: /s/ Michael Stanfield
   ----------------------             --------------------------

Print Name: Robert Butler          Print Name: Michael Stanfield
           --------------                      -----------------

Title:     VPAS                    Title:    CEO
      -------------------


                                       2
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                  National Direct to Consumer Reseller Pricing

Effective 7/26/2003




    **

----------
** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.